Championing a Smoke-Free World CAGNY Conference February 19, 2025 Jacek Olczak, Chief Executive Officer Emmanuel Babeau, Chief Financial Officer Introduction • A glossary of terms, including the definition for smoke-free products as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation, and additional net revenue data are available on our Investor Relations website with additional non-GAAP reconciliations available at the end of this presentation 2 Exhibit 99.1

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding expected financial or operational performance; capital allocation plans; investment strategies; market expectations; regulatory outcomes; business plans and strategies; and dividends. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco and / or nicotine use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of natural disasters and pandemics on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to introduce, commercialize, and grow smoke-free products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our smoke-free business’ performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2024. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations • References to “PMI”, “we”, “our” and “us” mean Philip Morris International Inc., and its subsidiaries 3 • 10 Years of Smoke-Free • Delivering Superior Returns to Shareholders • Strong Brands Led By Consumer Insights & Harm Reduction

Smoke-Free Approaching $15 billion Top-Line & 100 Markets



Annual Smoke-Free Net Revenues
($ billion)
Smoke-Free Markets
(#)
2
20
44
64
73
95
~$15bn
ZYN
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Source: PMI Financials or estimates

5

IQOS Overtaking *Marlboro* Within a Decade



PMI Annual Net Revenues(a)
($ billion)
IQOS
Marlboro
IQOS
Net Revenues
>$11bn
FY'24
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
IQOS SoM rank in *IQOS* markets[b]	-	#35	#15	#6	#4	#3	#3	#3	#2	#2
IQOS Markets, #	7	20	38	44	52	64	68	68	71	76

(a) *Marlboro* includes *Marlboro* combustibles, *IQOS* represents Heat-not-Burn net revenues. (b) *IQOS* HTU volume share of market compared to other cigarette and HTU brands
Source: PMI Financials or estimates

6

10 Years of ZYN: Nearing $2bn U.S. Net Revenues 7(a) Represents Americas segment. (b) Ranking as of Q4 of each year, based on Circana LLC Retail Sales Value. (c) Ranking based on 2024, Circana LLC Retail Sales Value. Source: Data prior 2023 based on Swedish Match financials. PMI Financials or estimates 0.2 0.3 0.5 0.7 1.1 1.9 2014 2019 2020 2021 2022 2023 2024 ZYN U.S. Nicotine Brand Rank(b) #25 #20 #15 #11 #6 #4 #1 U.S. Smoke-free Brand(c) Store selling ZYN from 2014 (Colorado) ZYN Net Revenues(a) ($ billion) Becoming Substantially Smoke-Free By Net Revenues 8 0.7% 3.3% 13.1% 14.3% 19.2% 24.2% 29.5% 32.1% 36.4% 38.7% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (a) Smoke-free represents Smoke-Free Business. For further information, please see Section 9: Appendix and Reconciliation of non-GAAP Measures. Source: PMI Financials or estimates ~60% In Top-5 OI Markets >2/3 2030 Vision 45433729241562-- 232517106431-- 63-------- Markets, # (FY) >30% >50% >75% Smoke-Free Net Revenues(a) (% of Total PMI Adj. Net Revenues)

Transforming From Decline to Growth in Total Volumes



Total Volumes(a)
(Shipments, bn units)
856
821
782
705
733
776
+71bn
SFP: +83bn
CC (SFP markets(b)): (49)bn
CC (non-SFP markets(b)): +37bn
CAGR 2014-19
(2)%
CC: (4)%
SFP: >200%
CAGR 2020-24
~2%
CC: (0.5)%
SFP: +20%
2025 Est.
Up to +2%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025 Est.

(a) Volumes for cigarettes, HTUs, Oral SFPs and e-vapor. Oral SFPs volumes shown in pouches or pouch equivalents, excluding snuff, snuff leaf and U.S. chew, e-vapor volumes shown in stick equivalent units. (b) Based on 73 PMI SFP markets as of December, 2022. Note: CC refers to combustible cigarettes. Source: PMI Financials or estimates

9

Multicategory Approach Driving SFP Acceleration

(shipments in bn units)



SFP Volumes(a)
(Shipments, bn units)
Change vs. PY, bn units
+16
+18
Pro-forma(c)
+19
+19-22
HTUs
Oral SFP(a)
E-Vapor(b)
112
109
140
14
125
159
17
2
140
178 - 181
2022
2023
2024
2025 Est.

(a) Volumes shown in pouches or pouch equivalents, excluding snuff, snuff leaf and U.S. chew. (b) E-Vapor volumes shown in stick equivalent units. (c) Pro-forma includes 2022 Swedish Match volumes. Total may not foot due to rounding. Source: PMI Financials or estimates

10

Enhanced Quality & Quantum of Growth As We Transform 11 Target Period(s) Net Revenues (organic) 2015-19 4% 6% 8% 10% Actual CAGR CAGR Targets 2019-21 ≥5% ≥8% Adjusted EPS (ex-currency) 2024-26(b) 6% 8% 9% 11% >5% >9% 2021-232008-15 4% 6% 10% 12% OI (organic) Volumes -1% to flat(a) +ve~stable-1% to flat +ve 6-8% 6-8% Not provided 8-10%Not provided ’24 actual & ‘25 est. (a) -1% to flat from 2014 onwards, target from ‘08 spin was +1%, achieved +0.2% over ‘08-’13. (b) At 2023 corporate income tax rates. Note: Net revenue and adjusted EPS actual CAGRs for the 2017-19 and 2019-21 periods reflect “like-for-like” performance, adjusted for the deconsolidation of RBH in 2019. Source: PMI Financials or estimates Adj. Diluted EPS (Currency Neutral Variance vs. PY) Operating Income (Variance vs. PY) Net Revenues (Variance vs. PY) Shipment Volume (Variance vs. PY) Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions/divestitures. Shipment volume for 2024 and 24-26 CAGR targets includes HTUs, cigarettes and oral SFPs excluding snuff, snuff leaf and U.S. chew. 2025 forecast also includes e-vapor. (a) At 2023 corporate income tax rates. Source: PMI Financials or estimates Delivering Best-in-Class CPG Growth 12 +15.6% +14.9% +9.8% +2.9% FY’24 Organic 2024-26 CAGR Targets +9-11%(a) +8-10% +6-8% Positive Organic +10.5-12.5% +10.5-12.5% +6-8% Up to 2% 2025 Forecast Organic

• 10 Years of Smoke-Free
• Delivering Superior Returns to Shareholders
• Strong Brands Led By Consumer Insights & Harm Reduction

Delivering Best-in-Class CPG Growth

	FY'24	2025 Forecast	2024-26 CAGR Targets
	Organic	Organic	Organic
Shipment Volume *(Variance vs. PY)*	+2.9%	Up to 2%	Positive
Net Revenues *(Variance vs. PY)*	+9.8%	+6-8%	+6-8%
Operating Income *(Variance vs. PY)*	+14.9%	+10.5-12.5%	+8-10%
Adj. Diluted EPS *(Currency Neutral Variance vs. PY)*	+15.6%	+10.5-12.5%	+9-11%[a]
Adj. Diluted EPS *(USD Variance vs. PY)*	+9.3%	+7-9%[b]	

Note: Growth rates presented on an organic basis reflect currency-neutral adjusted results, excluding acquisitions. Shipment volume for 2024 and 24-26 CAGR targets includes HTUs, cigarettes and oral SFPs excluding snuff, snuff leaf and U.S. chew. 2025 forecast also includes e-vapor. (a) At 2023 corporate income tax rates. (b) See Q4'24 Earnings Release from Feb 6th 2025; at then prevailing exchange rates. Source: PMI Financials or estimates

14

Strong, Sustainable Growth & Returns

Top-Line	• High single-digit organic growth: Volumes, pricing & smoke-free mix
OI Growth	• Robust margin expansion: Pricing, smoke-free mix & cost efficiencies
USD Delivery	• Best-in-class organic growth enables USD growth over time Improving currency profile, growth levers on pricing & cost
Deleveraging	• Growing EBITDA, strong cash conversion
Superior Total Shareholder Return	• Consistent dividend growth and future optionality

Source: PMI Financials or estimates

15

Favorable & Improving SFP Unit Economics: Key Growth Pillar

($/000, 2024)	Intl. Cigarettes *PMI Average*	Intl. *IQOS* (Incl. devices)[a] *Average*	Current Ratio *vs Cig.*	U.S. *ZYN* *Average*	Current Ratio *vs. Intl. Cig.*
Net Revenue	~36	~80	~2.2x	~215	~6x
COGS	~13	~26		~30	
Gross Profit	~23	~54	~2.4x	~185	~8x

Per thousand rates, where one unit = one nicotine pouch or one HTU. (a) IQOS financials, including devices, allocated to HTU on per '000 basis.
Source: PMI Financials or estimates

16

Smoke-Free Increasingly Profitable As Top-Line Grows 17Note: Smoke-Free Business includes Wellness & Healthcare segment. Adjusted gross profit margin calculated based on adjusted gross profit, divided by adjusted net revenues. Source: PMI Financials or estimates 2.7 (28.8) (9.3) (6.7) 2018 2020 2022 2024 Adj. Gross Profit Margin Gap (Smoke-Free vs. Combustibles, pp) (a) Includes Czech Krona, Egyptian Pound, Indonesian Rupiah, Mexican Peso, Philippine Peso, Polish Zloty, Russian Ruble and Turkish Lira. (b) JPY, CHF, KRW, GBP, ILS, AUD, HKD, NOK, SGD, SEK, DKK, CAD and NZD. Note: Reflects currencies in which net revenues are generated. Total may not foot due to rounding. Source: PMI Financials or estimates Improving Currency Profile Supports Real Growth 18 5% 5% 5% 10% 12% 28% 29% 29% 28% 28% 23% 24% 22% 21% 20% 44% 42% 44% 41% 40% 2020 2021 2022 2023 2024 Other Developed(b) Euro USD Emerging(a) Smoke-Free 77% ‘Developed’ currencies 60% Adj. Net Revenues by Currency

Additional Levers for Growth: Cost Savings & Pricing

- Pricing and efficiencies key enabler of:
  - USD growth delivery
  - Investments in U.S. and international growth
- Strong pricing power on combustibles and SFPs
- Significant cost & margin opportunities over time:
  - Manufacturing productivities
  - SG&A
  - SFP operating leverage



Cost Savings
($ billion)
~2.2
$2bn(a)
2024-26
Target
0.8
0.8
0.5
0.8
2021
2022
2023
2024



Combustible Pricing
(% organic growth vs. PY)(b)
2.7
5.0
8.9
8.7
2021
2022
2023
2024

(a) Cumulative gross cost efficiencies. (b) Pricing variance is based on adjusted net revenues. Source: PMI Financials or estimates

19

Converting Currency-Neutral Growth Into USD



Adj. Diluted EPS
($)
Currency neutral variance vs. PY
10.1%
11.0%
15.6%
10.5-12.5%
USD variance vs. PY
(2.4)%
0.5%
9.3%
7-9%(a)
5.98
6.01
6.57
7.04 - 7.17
2022
2023
2024
2025 Est.
Currency Impact, ($)
(0.77)
(0.63)
(0.38)
(0.22)(a)

(a) See Q4'24 Earnings Release from Feb 6th 2025; at then prevailing exchange rates. Source: PMI Financials or estimates

20

Strong Cash Conversion & Returns on Capital

Cash Conversion[(a)]
(Free Cash Flow / Adj. Net Earnings)


113%
117%
104%
84%
105%
2020
2021
2022
2023
2024

Return on Invested Capital

>45%
5 Year Average[(b)]

(a) Cash Conversion is calculated by Free Cash Flow / Adjusted Net Earnings attributable to PMI. (b) Return on Invested Capital from 2020 to 2024, calculated as NOPAT / (Average Shareholders Equity + Net Debt). Source: PMI Financials or estimates

21

Deleveraging For Future Shareholder Returns

Net Debt to Adjusted EBITDA Ratio[(a)]


2.04
1.91
1.93
1.62
2.89
3.16
2.66
2018
2019
2020
2021
2022
2023
2024

- Growing EBITDA
- Sustainably structured debt:
  - ~80% issued in USD, >60% effectively in EUR
  - 7 years weighted average maturity, mainly fixed
- Continue to target ~2.0x net debt to adjusted EBITDA by end of 2026, with further improvement in 2025
- Unwavering commitment to sustainable dividend growth
  - Long-term target payout ~75% of adjusted diluted EPS

(a) As of December 31, on a 12-month rolling basis. Source: PMI Financials or estimates

22

• 10 Years of Smoke-Free
• Delivering Superior Returns to Shareholders
• Strong Brands Led By Consumer Insights & Harm Reduction

Substantial Int'l Growth Opportunity for *IQOS*, *ZYN* & *VEEV*

- Total nicotine market close to stable, continued migration to smoke-free products
- Changing consumer preferences generate incremental growth opportunities:
  - *IQOS* & *ZYN* well-positioned for SFP poly-use in the U.S. and internationally
  - Multicategory approach to innovation and commercialization

2024 International Volumes by Category

(est. stick equivalent units)


Cigarettes 86%
7% HTUs
~6% E-Vapor[a]
1% Oral SFP

(a) Includes estimated size of open tank systems and illicit e-vapor. Note: Excludes China and U.S. Excludes other tobacco products (OTP). Source: PMI Financials or estimates, Various data sources

24

Substantial U.S. Growth Opportunity for *ZYN* & *IQOS*

- The U.S. is likely to be our biggest market by net revenues over the mid-term
- Largest total nicotine market by value[(a)], with ~$25bn profit pool
- Nicotine industry >300bn units, rapidly going smoke-free
- Nicotine pouch growth potential: e-vapor & cigarettes 5x and 8x bigger
- *IQOS* designed for adult smokers, can also appeal to legal-age vapers, many of whom are not fully converted from cigarettes

2024 U.S. Volumes by Category
(est. stick equivalent units)



Cigars & OTP
6%
Traditional Oral
11%
Nicotine Pouch
6%
E-Vapor(b)
30%
Cigarettes
47%

(a) Excluding China. Note: Cigars & OTP includes cigars, little filtered cigars and other tobacco (loose, roll, etc.). Traditional Oral includes moist snuff, snus and chew. (b) E-Vapor includes pods, open systems, disposables and includes estimated illicit consumption. Source: PMI Financials or estimates based on Nielsen, MSA and industry experts

25

Strong Leadership in Most Attractive SFP Categories

2024 PMI Category Volume Share
(Global[(a)])



~24%
~50%
~75%
>60%
~42%
~5%
Cigarettes
Smoke-Free Products(b)
Heat-Not-Burn
Nicotine Pouches(c)
E-Vapor Closed Pods

Note: PMI does not sell cigarettes in the U.S. (a) Excluding China. (b) Excludes open tank e-vapor systems and traditional oral products. (c) In cans. Source: PMI Financials or estimates

26

SFP Categories Source From Cigarettes & Each Other

IQOS Sourcing (Europe)[(a)]


IQOS
~20%
E-Vapor
~15%
HnB
Cigarettes
~60%
~5%
Oral / Other

ZYN Sourcing (U.S.)[(b)]


ZYN
Cigarettes
~45%
~33%
E-Vapor
~22%
Oral / Other

(a) PMI estimates as of Dec'24. (b) U.S. Sizing Research 2024, U.S. Market Landscape Q4 2023 through Q4 2024. Note: Total may not foot due to rounding
Source: PMI Market Research

27

Smoke-Free Poly-Users Access More Consumption Occasions

SFP User Breakdown[(a)]

(% of SFP Users)


~38%
SFP Dual with Cigarettes
SFP Exclusive User
~60%
~2%
SFP Poly-User
(2+ SFP Categories)

SFP Users: 21% of Total LANU[(a)]

- Poly-usage is small on global scale but growing, notably in certain markets
- SFP poly-users tend to have substantially higher daily consumption vs. exclusive use of one SFP category[(b)]
- Dual-users with cigarettes also consume more while they transition to SFPs
- Exclusive HnB users average daily consumption broadly in line with cigarettes
- Exclusive vapers tend to have lower daily consumption

(a) Based on consumer panel data from 62 international markets in Q3'24. (b) Based on 62 international markets, as of Q3, 2024. Estimates of daily consumption based on a number of simplifying assumptions and do not represent actual nicotine uptake by SFP users, which is a function of a number of factors including but not limited to type of product used, duration of use, and patterns of use. Source: PMI Market Research

28

PMI SFPs Overindex to Consumers Aged 30-49, Higher Income

Intl.[a]

	Gender (Female)	Gender (Male)	Age LA-29	Age 30-39	Age 40-49	Age 50-64	Income
Cigarette Category	25%	75%	23%	27%	25%	25%	Low: 23% Medium: 38% High: 34%
IQOS	32%	68%	18%	29%	28%	25%	Low: 16% Medium: 33% High: 52%
VEEV	53%	47%	33%	24%	21%	22%	Low: 13% Medium: 28% High: 57%
ZYN	35%	65%	28%	39%	21%	12%	Low: 22% Medium: 24% High: 44%

U.S.[b]

	Gender (Female)	Gender (Male)	Age LA-29	Age 30-39	Age 40-49	Age 50-64	Avg. HH Income
Cigarette Category	42%	58%	9%	28%	31%	32%	$62k
E-Vapor Category	42%	58%	21%	35%	26%	18%	$68k
ZYN	25%	75%	18%	39%	31%	11%	$85k

(a) PMI estimates as of Q3'24, excluding U.S., China, Russia and Ukraine. (b) U.S. Sizing Research 2024, U.S. Market Landscape Q4 2023 through Q4 2024.
Note: U.S. legal age is 21 years old. Source: PMI Market Research

29

Strong Brand Equity Drives Sustainable Growth

2024 Meaningful Difference Index


Marlboro(a)
143
IQOS(b)
140
ZYN(c)
98

Gap vs. closest competition: 40.5 (+3.9 vs. 2023)

(a) Refers to *Marlboro* international and is based on select focus markets. (b) *IQOS* within SFPs & based on Kantar Brand Equity Advisor 2023 and 2024 in Top 15 HnB markets. (c) *ZYN* within U.S. total nicotine. Note: Meaningful difference index based on average of Meaningful and Difference metrics. Source: PMI Market Research

30

Nicotine: The Science is Clear, Societal Understanding is Evolving

- Nicotine is addictive and not risk-free but is not the primary cause of smoking-related diseases
- Nicotine consumption changes the levels / release of chemicals like dopamine which can enhance mood, cognitive skills (e.g. attention and memory), but does not cause intoxication and is not functionally impairing
- Nicotine carries little risk for healthy adults at levels typical of consumer nicotine products
- Many authorities[a] have looked extensively at the components of cigarette smoke and consistently conclude that nicotine is not a carcinogen and therefore does not cause cancer

(a) Includes WHO, US FDA, IARC, US HHS.
Source: Newhouse 2004, Benowitz 2009, Mayer 2014, Satel 2015, Gottlieb 2017, Royal College of Physicians, UK NHS, Various

31

Laser Focus on Responsible Marketing

- SFPs marketed in a responsible manner to legal-age smokers and nicotine users
- Responsibly selected flavors can play an important role in switching legal age smokers to SFPs
- National regulation and enforcement critical to minimizing underage usage and the availability of illicit products
- Those under the legal age of purchase should not have access to, or use, any nicotine product
- After ~10 years of *IQOS* globally and *ZYN* in the U.S., overall rates of underage use remain very low


ID
READY
WHEN BUYING TOBACCO
OR NICOTINE CONTAINING
PRODUCTS

32

Leading the Way On Science-Backed FDA Authorizations

2015 – 1st ever MGO (*General Snus*)

2019 – 1st ever MRGO (*General Snus*); 1st and only MGO for HTP (*IQOS*)

2020 – 1st and only MRGO for HTP (*IQOS*)

2024 – 1st and only MRGO renewal (*General Snus*)

2025 – **1st and only MGO for nicotine pouch (*ZYN*)**

***Key pending applications include ZYN* MRTPA, *ZYN Ultra* PMTA & *IQOS ILUMA* PMTA/MRTPA**

Note: MGO stands for Marketing Granted Order (PMTA), while MRGO for Modified Risk Granted Order (MRTPA)

33

Sustainable Performance with Superior Shareholder Returns

Total Shareholder Return
($)



1 Year
Feb 14, 2024 – Feb 13, 2025
PMI 76%
MSCI World Tobacco Index(a) 54%
S&P 500 24%
U.S. Staples(b) 15%
3 Years
Feb 14, 2022 – Feb 13, 2025
PMI 60%
MSCI World Tobacco Index(a) 46%
S&P 500 45%
U.S. Staples(b) 17%
5 Years
Feb 14, 2020 – Feb 13, 2025
PMI 122%
S&P 500 95%
MSCI World Tobacco Index(a) 89%
U.S. Staples(b) 43%

(a) Includes PMI, Altria, BAT, Imperial Brands and Japan Tobacco. (b) Based on XLP Index. Note: Exchange rates are as of February 14, 2024 and February 13, 2025 for 1 year comparison, February 14, 2022 and February 13, 2025 for 3 years comparison and February 14, 2020 and February 13, 2025 for 5 years comparison. TSR including dividend reinvestment. Chart not to scale. Source: Bloomberg

34

Championing a Smoke-Free World CAGNY Conference February 19, 2025 Have you downloaded the new PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download Championing a Smoke-Free World Appendix and Reconciliation of Non-GAAP Measures 36

37 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Net Revenues by Product Category ($ in millions) / (Unaudited) (a) 2021 Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment. Excluding this impact total PMI adjusted net revenues are $31,651 million and for combustible tobacco $22,313 million. (b) 2023 Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East. Excluding this impact total PMI adjusted net revenues are $35,254 million and for combustible tobacco $22,414 million. Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. Source: PMI Financials or estimates 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Combustible Tobacco $ 26,595 $ 25,818 $ 24,970 $ 25,378 $ 24,083 $ 21,747 $ 22,067 (a) $ 21,572 $ 22,334 (b) $ 23,218 Smoke-Free 199 867 3,778 4,247 5,722 6,947 9,338 10,190 12,840 14,660 Total PMI $ 26,794 $ 26,685 $ 28,748 $ 29,625 $ 29,805 $ 28,694 $ 31,405 $ 31,762 $ 35,174 $ 37,878 Years Ended December 31, 38 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Gross Profit by Product Category to Adjusted Gross Profit ($ in millions) / (Unaudited) (a) 2022 full-year includes Swedish Match AB acquisition accounting related items ($125 million of which $18 million in Combustible Tobacco and $107 million in Smoke-Free), impairment of goodwill and other intangibles ($112 million in Smoke-Free), charges related to the war in Ukraine ($61 million of which $39 million in Combustible Tobacco and $22 million in Smoke-Free) and amortization of intangibles ($58 million in Smoke-Free). (b) 2024 full-year reflects amortization of intangibles in Smoke-Free, all amounts are related to cost of goods sold. Note: Sum of product categories and special items might not foot due to roundings. Source: PMI Financials or estimates Gross Profit Special Items Adj. Gross Profit Gross Profit Special Items Adj. Gross Profit Gross Profit Special Items (a) Adj. Gross Profit Gross Profit Special Items (b) Adj. Gross Profit Combustible Tobacco $ 17,210 $ - $ 17,210 $ 14,986 $ - $ 14,986 $ 14,475 $ (57) $ 14,532 $ 14,830 $ - $ 14,830 Smoke-Free 1,657 - 1,657 4,139 - 4,139 5,885 (299) 6,184 9,719 (51) 9,770 Total PMI $ 18,867 $ - $ 18,867 $ 19,125 $ - $ 19,125 $ 20,360 $ (356) $ 20,716 $ 24,549 $ (51) $ 24,600 Years Ended December 31, 2018 2020 2022 2024

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,			Years Ended December 31,		
	2021	2020	% Change	2022	2021	% Change	2023	2022	% Change	2024	2023	% Change
Reported Diluted EPS	$ 5.83	$ 5.16	13.0%	$ 5.81	$ 5.83	(0.3)%	$ 5.02	$ 5.81	(13.6)%	$ 4.52	$ 5.02	(10.0)%
Restructuring charges	0.12	0.08		-	0.12		0.06	-		0.10	0.06	
Termination of distribution arrangement in the Middle East	-	-		-	-		0.04	-		-	0.04	
Impairment of goodwill and other intangibles	-	-		-	-		0.44	0.06		0.01	0.44	
Amortization of intangibles	0.05	0.04		0.15	0.05		0.25	0.09		0.40	0.25	
Saudi Arabia customs assessments	0.14	-		-	0.14		-	-		-	-	
Equity investee ownership dilution	(0.04)	-		-	(0.04)		-	-		-	-	
Asset acquisition cost	0.03	-		-	0.03		-	-		-	-	
Charges related to the war in Ukraine	-	-		0.08	-		0.03	0.08		-	0.03	
Megapolis localization tax impact	-	-		-	-		-	-		0.05	-	
Swedish Match AB acquisition accounting related items	-	-		0.06	-		0.01	0.06		-	0.01	
Costs associated with Swedish Match AB offer	-	-		0.06	-		-	0.06		-	-	
Income tax impact associated with Swedish Match AB financing	-	-		(0.13)	-		(0.11)	(0.13)		0.14	(0.11)	
Egypt sales tax charge	-	-		-	-		-	-		0.03	-	
Loss on sale of Vectura Group	-	-		-	-		-	-		0.13	-	
South Korea indirect tax charge	-	-		-	-		0.11	-		-	0.11	
Termination of agreement with Foundation for a Smoke-Free World	-	-		-	-		0.07	-		-	0.07	
Impairment related to the RBH equity investment	-	-		-	-		-	-		1.49	-	
Fair value adjustment for equity security investments	-	0.04		(0.02)	-		(0.02)	(0.02)		(0.27)	(0.02)	
Brazil indirect tax credit	-	(0.05)		-	-		-	-		-	-	
Tax items	-	(0.06)		(0.03)	-		0.11	(0.03)		(0.03)	0.11	
Adjusted Diluted EPS	$ 6.13	$ 5.21	17.7%	$ 5.98	$ 6.13	(2.4)%	$ 6.01	$ 5.98	0.5%	$ 6.57	$ 6.01	9.3%
Less: Currency	0.12			(0.77)			(0.63)			(0.38)		
Adjusted Diluted EPS, excluding Currency	$ 6.01	$ 5.21	15.4%	$ 6.75	$ 6.13	10.1%	$ 6.64	$ 5.98	11.0%	$ 6.95	$ 6.01	15.6%

Source: PMI Financials or estimates

39

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Cash Provided by Operating Activities to Free Cash Flow
($ in millions) / (Unaudited)

	Years Ended December 31,				
	2020	2021	2022	2023	2024
Net cash provided by operating activities	$ 9,812	$ 11,967	$ 10,803	$ 9,204	$ 12,217
Capital expenditures	(602)	(748)	(1,077)	(1,321)	(1,444)
Free Cash Flow	**$ 9,210**	**$ 11,219**	**$ 9,726**	**$ 7,883**	**$ 10,773**

Source: PMI Financials or estimates

40

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Net Earnings Attributable to PMI to Adjusted Net Earnings Attributable to PMI
($ in millions) / (Unaudited)

	Years Ended December 31,				
	2020	2021	2022	2023	2024
Net Earnings attributable to PMI	$ 8,056	$ 9,109	$ 9,048	$ 7,813	$ 7,057
Restructuring charges	(123)	(181)	-	(96)	(150)
Termination of distribution arrangement in the Middle East	-	-	-	(70)	-
Impairment of goodwill and other intangibles	-	-	(98)	(678)	(20)
Amortization of intangibles	(59)	(78)	(129)	(389)	(629)
Saudi Arabia customs assessments	-	(215)	-	-	-
Equity Investee Ownership Dilution	-	55	-	-	-
Asset Acquisition Cost	-	(51)	-	-	-
Charges related to the war in Ukraine	-	-	(128)	(43)	-
Megapolis localization tax impact	-	-	-	-	(77)
Swedish Match AB acquisition accounting related item	-	-	(94)	(13)	-
Costs Associated to Swedish Match AB offer	-	-	(99)	-	-
Income tax impact associated with Swedish Match AB financing	-	-	203	170	(209)
Egypt sales tax charge	-	-	-	-	(39)
Loss on sale of Vectura Group	-	-	-	-	(206)
South Korea Indirect Tax Charge	-	-	-	(174)	-
Termination of agreement with Foundation for a Smoke-Free World	-	-	-	(111)	-
Impairment related to the RBH equity investment	-	-	-	-	(2,316)
FV Adjustment for equity security investments	(62)	-	39	38	418
Brazil Indirect Tax Credit	78	-	-	-	-
Tax items	93	-	40	(173)	47
Adjusted Net Earnings attributable to PMI	$ 8,129	$ 9,579	$ 9,314	$ 9,352	$ 10,238

Source: PMI Financials or estimates

41

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Years Ended December 31,						
	2018	2019	2020	2021	2022	2023	2024
Net Earnings	$ 8,286	$ 7,728	$ 8,592	$ 9,710	$ 9,527	$ 8,268	$ 7,503
Equity investments and securities (income)/loss, net	(60)	(149)	(16)	(149)	(137)	(157)	(637)
Provision for income taxes	2,445	2,293	2,377	2,671	2,244	2,339	3,017
Interest expense, net	665	570	618	628	588	1,061	1,143
Impairment related to the RBH equity investment	-	-	-	-	-	-	2,316
Depreciation, amortization and impairment of goodwill and other intangibles	989	964	981	998	1,189	2,078	1,814
Restructuring charges and Others [a]	-	1,229	30	513	391	604	424
Adjusted EBITDA	$ 12,325	$ 12,635	$ 12,582	$ 14,371	$ 13,802	$ 14,193	$ 15,580

	December 31,						
	2018	2019	2020	2021	2022	2023	2024
Short-term borrowings	$ 730	$ 338	$ 244	$ 225	$ 5,637	$ 1,968	$ 137
Current portion of long-term debt	4,054	4,051	3,124	2,798	2,611	4,698	3,392
Long-term debt	26,975	26,656	28,168	24,783	34,875	41,243	42,166
Total Debt	$ 31,759	$ 31,045	$ 31,536	$ 27,806	$ 43,123	$ 47,909	$ 45,695
Cash and cash equivalents	6,593	6,861	7,280	4,496	3,207	3,060	4,216
Net Debt	$ 25,166	$ 24,184	$ 24,256	$ 23,310	$ 39,916	$ 44,849	$ 41,479
Ratios:							
Total Debt to Adjusted EBITDA	2.58	2.46	2.51	1.93	3.12	3.38	2.93
Net Debt to Adjusted EBITDA	2.04	1.91	1.93	1.62	2.89	3.16	2.66

(a) For the year ended December 31, 2024 "Others" includes loss on sale of Vectura Group ($199 million) and Egypt sales tax charge ($45 million). For the year ended December 31, 2023 "Others" includes South Korea indirect tax charge ($204 million), Termination of agreement with Foundation for a Smoke-Free World ($140 million), a reduction in revenues related to the termination of a distribution arrangement in the Middle East ($80 million), charges related to the war in Ukraine ($53 million) and Swedish Match AB acquisition accounting related items ($18 million). For year ended December 31, 2022 "Others" includes charges related to the war in Ukraine ($151 million), costs associated with Swedish Match AB offer ($115 million) and Swedish Match AB acquisition accounting related item ($125 million). For the year ended December 31, 2021 "Others" includes a reduction in net revenues related to the Saudi Arabia customs assessments ($246 million) and asset acquisition cost ($51 million). For the year ended December 31, 2020 "Others" include the Brazil indirect tax credit ($119 million). For the year ended December 31, 2019 "Others" include the Canadian tobacco litigation-related expense ($194 million), the loss on deconsolidation of RBH ($239 million) and the Russia excise and VAT audit charge ($374 million). Source: PMI Financials or estimates

42

43 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Calculation of Non-GAAP Measures Calculation of Net Operating Profit After Tax (NOPAT) ($ in millions, except effective tax rate) / (Unaudited) Note: Net operating profit after tax may not foot due to roundings. Source: PMI Financials or estimates 2020 2021 2022 2023 2024 Operating income $ 11,668 $ 12,975 $ 12,246 $ 11,556 $ 13,402 Pension and other employee benefit costs (97) (115) (24) (45) (60) Operating income net of pension and other employee benefit costs 11,571 12,860 12,222 11,511 13,342 Effective tax rate (21.7)% (21.8)% (19.3)% (22.4)% (24.7)% Net operating profit after tax (NOPAT) $ 9,060 $ 10,052 $ 9,865 $ 8,935 $ 10,042 Years Ended December 31, Championing a Smoke-Free World CAGNY Conference February 19, 2025 Jacek Olczak, Chief Executive Officer Emmanuel Babeau, Chief Financial Officer